OMB APPROVAL
OMB Number: 3235-0570
Expires: September 30, 2007
Estimated average burden hours per response...19.4

UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, DC  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-2910

Madison Mosaic Government Money Market Trust
(Exact name of registrant as specified in charter)

550 Science Drive, Madison, WI  53711
(Address of principal executive offices)(Zip code)

W. Richard Mason
Madison/Mosaic Legal and Compliance Department
8777 N. Gainey Center Drive, Suite 220
Scottsdale, AZ  85258
(Name and address of agent for service)

Registrant's telephone number, including area code:  608-274-0300

Date of fiscal year end:  September 30

Date of reporting period:  September 30, 2006

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspoection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC  20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. s 3507.

Item 1.  Report to Shareholders.

ANNUAL REPORT

September 30, 2006

Madison Mosaic Government Money Market*

*Mosaic Government Money Market prior to November 1, 2006.

(Madison Mosaic logo)

Madison Mosaic Funds
www.mosaicfunds.com

Mosaic Government Money Market September 30, 2006

(Photo of Christopher Nisbet)

Letter to Shareholders

The one-year period ended September 30, 2006 saw the seven-day yield of Government Money Market* rise from 2.98% to 4.68%, a welcome trend from the less-than-one-percent rates we experienced two years ago. The Federal Reserve Board increased the Federal Funds Rate six times during the one-year period, from an initial 3.75% to 5.25%. Money market rates and the federal funds rate are closely linked, with Fed rate moves rapidly reflected in the yield of money market funds. Following these increases, the Fed paused from their steady increase in rates, and at period end, the market was debating whether we will see more inaction, another rate increase, or a shift in direction to rate cuts.

Economic Overview

As the annual period began, our expectations were for rising interest rates fueled by additional Fed tightening, and solid economic growth leading to upward pressure on inflation. As the period unfolded, these expectations played out as the Fed increased the Federal Funds Rate six times. Despite challenges from rising rates, and a tragic hurricane season, the economic expansion continued, and CPI inflation trended higher.

Economic growth was particularly strong in the first quarter of 2006. While much of this growth can be attributed to a snap-back from the hurricane depressed levels seen in the fourth quarter of 2005, the economy has settled into a growth rate in line with historic averages of 2.5-3.0%. Much of the slowing has been driven by a weakening housing market. However, the consumer began to breathe new life during the third quarter of 2006 as interest rates fell, leading to more mortgage refinancing, and oil plummeted, leading to lower gas prices and less pain at the pump. Given the slice of the gross domestic product pie represented by consumers, they will remain key to economic growth going forward.

Outlook

More recent market activity does create a dilemma for the Fed. In looking at the economy, the Fed's course of action looks to have been very successful: housing is slowing not crashing, growth has slowed to a more moderate pace, job growth is solid and unemployment is near a cycle low. However, the recent rally in Treasuries means lower interest rates, injecting new liquidity into the marketplace. Coupled with a strong stock market and lower commodity prices, both consumer and business spending could exhibit renewed vigor. The Fed will have to weigh just how much the economy is actually cooling as a result of prior rate hikes.

Inflation, however, is the Fed's primary challenge. Although commodity prices have eased in recent months, preferred inflation indicators continue to show strength. The Consumer Price Index has advanced 3.8% in the last twelve months. Excluding food and energy, it has increased 2.8%. Capacity utilization remains tight, unemployment

*Madison Mosaic Government Money Market is subsequently referred to as Mosaic Government Market as it was known prior to November 1, 2006.

Mosaic Government Money Market 1

Letter to Shareholders (concluded)

remains low and Fed policymakers continue to monitor these potential pressures. The Fed's job from here will be to balance the need to stem increased inflation expectations while allowing trend-like growth in the economy. Elevated inflation remains the biggest risk to bond prices at this point in the interest rate cycle.

With money market rates having risen to attractive real returns well above the rate of current inflation, the appeal of investing in the short-term government and government agency notes in Government Money Market is quite clear. We continue to manage Government Money Market to produce the best possible returns while maintaining the low risk that we believe is a chief attraction to our investors. Thank you for your continued confidence in the fund.

Sincerely,

(signature)

Christopher C. Berberet, CFA
Lead Fixed Income Manager

2 Annual Report • September 30, 2006

Mosaic Government Money Market September 30, 2006

Report of Independent Registered Public Accounting Firm

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF MOSAIC GOVERNMENT MONEY MARKET

We have audited the accompanying statement of net assets of the Mosaic Government Money Market (the "Fund") as of September 30, 2006 and the related statements of operations for the year then ended and the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. The financial highlights for each of the two years in the period ended September 30, 2003, were audited by other auditors. Those auditors expressed an unqualified opinion on those financial highlights in their report dated November 11, 2003.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2006 by correspondence with the Fund's custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Mosaic Government Money Market as of September 30, 2006, and the results of its operations for the year then ended and the changes in its net assets for each of the two years in the period then ended and financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Grant Thornton LLP

(signature)

Chicago, Illinois
November 9, 2006

Mosaic Government Money Market 3

Mosaic Government Money Market

Statement of Net Assets

	PRINCIPAL AMOUNT	VALUE
US GOVERNMENT AGENCY OBLIGATIONS: 100.7% of net assets

Federal Farm Credit Bank, 5.04%, 10/26/06	$1,250,000	$1,245,625
Federal Farm Credit Bank, 5.08%, 12/7/06	1,250,000	1,238,202
Federal Home Loan Bank, 5.22%, 11/3/06	1,000,000	995,192
Federal Home Loan Bank, 5.145%, 11/24/06	750,000	744,198
Federal Home Loan Bank, 5.15%, 11/29/06	1,250,000	1,239,426
Federal Home Loan Bank, 5.10%, 12/22/06	1,000,000	988,378
Freddie Mac, 5.24%, 10/17/06	1,250,000	1,247,073
Freddie Mac, 5.24%, 10/24/06	1,000,000	996,635
Freddie Mac, 5.14%, 10/25/06	1,250,000	1,245,701
Freddie Mac, 5.24%, 10/31/06	600,000	597,368
Freddie Mac, 5.16%, 11/14/06	1,500,000	1,490,508
Freddie Mac, 5.14%, 12/5/06	1,500,000	1,486,053
Freddie Mac, 5.14%, 12/19/06	1,250,000	1,235,886
Freddie Mac, 5.15%, 12/26/06	1,000,000	987,655
Freddie Mac, 5.12%, 1/26/07	1,000,000	983,324
Freddie Mac, 5.12%, 2/21/07	1,250,000	1,224,519
Fannie Mae, 5.28%, 10/4/06	1,000,000	999,557
Fannie Mae, 5.26%, 10/11/06	1,500,000	1,497,795
Fannie Mae, 5.26%, 10/16/06	1,000,000	997,792
Fannie Mae, 5.23%, 10/18/06	1,600,000	1,596,028
Fannie Mae, 5.28%, 10/23/06	1,000,000	996,750
Fannie Mae, 5.24%, 11/1/06	900,000	895,921
Fannie Mae, 5.17%, 11/8/06	1,000,000	994,522
Fannie Mae, 5.13%, 11/15/06	1,750,000	1,738,776
Fannie Mae, 5.25%, 11/22/06	1,000,000	992,379
Fannie Mae, 5.14%, 12/13/06	1,000,000	989,562
Fannie Mae, 5.14%, 12/20/06	1,000,000	988,545
Fannie Mae, 5.13%, 1/5/07	1,250,000	1,232,881
Fannie Mae, 5.13%, 1/12/07	1,350,000	1,330,153
Fannie Mae, 5.13%, 1/31/07	1,000,000	982,593
Fannie Mae, 5.12%, 2/14/07	1,500,000	1,470,953
Fannie Mae, 5.09%, 2/16/07	1,500,000	1,470,711
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $37,120,661)		$37,120,661
REPURCHASE AGREEMENT: 1.2% of net assets
With Morgan Stanley and Company issued 9/29/06 at 4.85%, due 10/2/06, collateralized by $447,984 in United States Treasury Notes due 5/15/08. Proceeds at maturity are $437,177 (Cost $437,000).		437,000
TOTAL INVESTMENTS: (Cost $37,557,661+)		$37,557,661
LIABILITIES LESS CASH AND RECEIVABLES: (1.9)% of net assets		(712,018)
NET ASSETS: 100%		$36,845,643
CAPITAL SHARES OUTSTANDING		36,847,329
NET ASSET VALUE PER SHARE		$1.00

+ Aggregate cost for federal income tax purposes as of September 30, 2006

The Notes to Financial Statements are an integral part of these statements.

4 Annual Report • September 30, 2006

Mosaic Government Money Market

Statement of Operations
For the year ended September 30, 2006

INVESTMENT INCOME (Note 1)
Interest income	$1,826,727
EXPENSES (Notes 3 and 4)
Investment advisory fees	200,090
Other expenses:	140,061
Independent trustee and auditor fees	11,000
Expenses waived	(100,046)
Total expenses	251,105
NET INVESTMENT INCOME	$1,575,622
NET REALIZED LOSS ON INVESTMENTS	(1,602)
TOTAL INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$1,574,020

Mosaic Government Money Market

Statements of Changes in Net Assets

	Year Ended September 30,
	2006	2005
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS
Net investment income	$1,575,622	$792,381
Net realized loss on investments	(1,602)	--
Total increase in net assets resulting from operations	1,574,020	792,381
DISTRIBUTION TO SHAREHOLDERS
From net investment income	(1,575,622)	(792,381)
CAPITAL SHARE TRANSACTIONS (Note 5)	(5,036,658)	4,196,979
TOTAL INCREASE (DECREASE) IN NET ASSETS	(5,038,260)	4,196,979
NET ASSETS
Beginning of year	$41,883,903	$37,686,924
End of year	$36,845,643	$41,883,903

The Notes to Financial Statements are an integral part of these statements.

Mosaic Government Money Market 5

Mosaic Government Money Market

Financial Highlights
Selected data for a share outstanding for the years indicated.

	Year Ended September 30,
	2006	2005	2004	2003	2002
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00
Net investment income	0.04	0.02	0.01	0.01	0.01
Less distributions from net investment income	(0.04)	(0.02)	(0.01)	(0.01)	(0.01)
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00
Total return (%)	4.05	2.08	0.52	0.59	1.02
Ratios and supplemental data
Net assets, end of period (thousands)	$36,846	$41,884	$37,687	$39,231	$38,311
Ratio of expenses to average net assets before fee waiver (%)	0.88	0.88	0.88	0.88	0.88
Ratio of expenses to average net assets after fee waiver[1] (%)	0.63	0.63	0.63	0.68	--
Ratio of net investment income to average net assets before fee waiver (%)	3.69	1.84	0.27	0.38	1.02
Ratio of net investment income to average net assets after fee waiver[1] (%)	3.94	2.09	0.52	0.58	--

1See Note 3 to the Financial Statements.

The Notes to Financial Statements are an integral part of these statements.

6 Annual Report • September 30, 2006

Mosaic Government Money Market

Notes to Financial Statements

1. Summary of Significant Accounting Policies. Mosaic Government Money Market (the "Fund") is registered with the Securities and Exchange Commission under the Investment Company Act of 1940 as an open-end, diversified investment management company. The Fund invests solely in securities issued by the U.S. Government or any of its agencies or instrumentalities or in repurchase agreements backed by such securities. Because the Fund is 100% no-load, its shares are offered and redeemed at the net asset value per share.

Securities Valuation: Securities are valued at amortized cost, which approximates fair market value. Portfolio securities are valued at acquisition cost as adjusted for amortization of premium or accretion of discount.

Investment Transactions: Investment transactions are recorded on a trade date basis. The cost of investments sold is determined on the identified cost basis for financial statement and Federal income tax purposes.

Investment Income: Interest income is recorded on an accrual basis. Bond premium is amortized and original issue discount and market discount are accreted over the expected life of each applicable security using the effective interest method.

Distribution of Income: Net investment income, determined as gross investment income less total expenses, is declared as a dividend each business day. Dividends are distributed to shareholders or reinvested in additional shares as of the close of business at the end of each month. Distributions paid during the years ended September 30, 2006 and 2005 were identical for book purposes and tax purposes.

Income Tax: No provision is made for Federal income taxes since it is the intention of the Fund to comply with the provisions of the Internal Revenue Code available to investment companies and to make the requisite distribution to shareholders of taxable income which will be sufficient to relieve it from all or substantially all Federal income taxes.

Use of Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions. Such estimates affect the reported amounts of assets and liabilities and reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2. Investment in Repurchase Agreements. When the Fund purchases securities under agreements to resell, the securities are held in safekeeping by the Fund's custodian bank as collateral. Should the market value of the securities purchased under such an agreement decrease below the principal amount to be received at the termination of the agreement plus accrued interest, the counterparty is required to place an equivalent amount of additional securities in safe-keeping with the Fund's custodian bank. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having Advisory and Services Agreements with the same advisor, transfers uninvested cash balances into a joint trading account. The aggregate balance in this joint trading account is invested in one or more consolidated repurchase agreements whose underlying securities are U.S. Treasury or Federal agency obligations. The

Mosaic Government Money Market 7

Notes to Financial Statements (continued)

Fund has approximately a 1.7% interest in the consolidated repurchase agreement of $26,095,000 collateralized by $26,750,898 in United States Treasury Notes. Proceeds at maturity are $26,105,547.

3. Investment Advisory Fee and Other Transactions with Affiliates. The Investment Advisor to the Fund, Madison Mosaic, LLC, a wholly owned subsidiary of Madison Investment Advisors, Inc. (the "Advisor"), earns an advisory fee equal to 0.5% per annum of the average net assets of the Fund. The fee is accrued daily and paid monthly. Since December 9, 2002, the Advisor has been irrevocably waiving 0.25% of this fee for the Fund. For the year ended September 30, 2006, the waived amount was $100,046. This waiver may end at any time.

The Advisor will reimburse the Fund for the amount of any expenses of the Fund (less certain expenses) that exceed 1.5% per annum of the average net assets of the Fund up to $40 million and 1% per annum of such amount in excess of $40 million. No amounts were reimbursed to the Fund by the Advisor for the year ended September 30, 2006.

4. Other Expenses. Under a separate Services Agreement, the Advisor will provide or arrange for the Fund to have all other necessary operational and support services for a fee based on a percentage of average net assets, other than the expenses of the Fund's Independent Trustees and auditor ("Independent Service Providers") which are paid directly based on cost. For the year ended September 30, 2006, this services fee was 0.35%. The Fund paid $11,000 directly for Independent Service Providers fees for the year. The Fund uses US Bancorp Fund Services LLC as its transfer agent and US Bank as its custodian. The transfer agent and custodian fees are paid by the Advisor and allocated to the Fund pursuant to a services agreement and are included in other expenses.

5. Capital Share Transactions. An unlimited number of capital shares, without par value, are authorized. Transactions in capital shares (in dollars) were as follows:

	Year Ended September 30,
	2006	2005
Shares sold	$20,107,792	$23,022,982
Shares issued in reinvestment of dividends	1,536,688	772,825
Total shares issued	21,644,480	23,795,807
Shares redeemed	26,681,138	19,598,828
Net increase (decrease)	$(5,036,658)	$ 4,196,979

6. Line of Credit. The Fund has a $12 million revolving credit facility with a bank for temporary emergency purpose, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The interest rate on the outstanding principal amount is equal to the prime rate less 1/2%. During the year ended September 30, 2006, the Fund did not borrow on the line of credit.

7. New Accounting Pronouncement. In July 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48, "Accounting for Uncertainty in Income Taxes -- an Interpretation of FASB Statement No. 109" ("FIN 48"), which clarifies the accounting for uncertainty in tax positions taken or expected to be taken in a tax return. FIN 48 provides guidance on the measurement, recognition, classification and disclosure of tax positions, along with accounting for the related interest and penalties. FIN 48 is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness. The Fund is currently evaluating the impact, if any, of applying the various provisions of FIN 48.

8 Annual Report • September 30, 2006

Notes to Financial Statements (continued)

On September 15, 2006, the Financial Accounting Standards Board issued Standard No. 157, "Fair Value Measurements" ("FAS 157"). FAS 157 addresses how companies should measure fair value when specified assets and liabilities are measured at fair value for either recognition or disclosure purposes under generally accepted accounting principles (GAAP). FAS 157 is intended to make the measurement of fair value more consistent and comparable and improve disclosures about those measures. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007. At this time, management believes the adoption of FAS 157 will have no material impact on the financial statements of the Fund.

8. Subsequent Event. On November 1, 2006, the Fund changed its name from Mosaic Government Money Market Fund to Madison Mosaic Government Money Market Fund.

Fund Expenses (unaudited).

Example: This Example is intended to help you understand your costs (in dollars) of investing in the Fund and to compare these costs with the costs of investing in other mutual funds. See footnotes 3 and 4 above for an explanation of the types of costs charged by the Fund.

This Example is based on an investment of $1,000 invested on April 1, 2006 and held for the six-months ended September 30, 2006.

Actual Expenses

The table below titled "Based on Actual Total Return" provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,500 ending account valued divided by $1,000 = 8.5), then multiply the result by the number under the heading entitled "Expenses Paid During the Period."

Based on Actual Total Return[1]
	Actual Total Return[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio[3]	Expenses Paid During the Period[3]
Government Money Market	2.23%	$1,000.00	$1,022.27	0.63%	$3.18
[1]For the six months ended September 30, 2006.
[2]Assumes reinvestment of all dividends and capital gains distributions, if any, at net asset value.
[3]Expenses (net of voluntary waiver) are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

Mosaic Government Money Market 9

Notes to Financial Statements (concluded)

Hypothetical Example for Comparison Purposes

The table below titled "Based on Hypothetical Total Return" provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Based on Hypothetical Total Return[1]
	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio[2]	Expenses Paid During the Period[2]
Government Money Market	5.00%	$1,000.00	$1,025.33	0.63%	$3.19
[1]For the six months ended September 30, 2006.
[2]Expenses (net of voluntary waiver) are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

10 Annual Report • September 30, 2006

Mosaic Government Money Market

Management Information

Independent Trustees

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held
Philip E. Blake 550 Science Drive Madison, WI 53711 Born 1944	Trustee	Indefinite Term since May 2001	Retired investor; formerly Vice President - Publishing, Lee Enterprises, Inc.	All 11 Mosaic Funds	Madison Newspapers, Inc. of Madison, WI; Trustee of the Madison Claymore Covered Call Fund and Madison Strategic Sector Premium Fund; Nerites Corp.
James R. Imhoff, Jr. 550 Science Drive Madison, WI 53711 Born 1944	Trustee	Indefinite Term since July 1996	Chairman and CEO of First Weber Group, Inc. (real estate brokers) of Madison, WI.	All 11 Mosaic Funds	Trustee of the Madison Claymore Covered Call Fund and Madison Strategic Sector Premium Fund; Park Bank, FSB
Lorence D. Wheeler 550 Science Drive Madison, WI 53711 Born 1938	Trustee	Indefinite Term since July 1996	Retired investor; formerly Pension Specialist for CUNA Mutual Group (insurance) and President of Credit Union Benefits Services, Inc. (a provider of retirement plans and related services for credit union employees nationwide).	All 11 Mosaic Funds	Trustee of the Madison Claymore Covered Call Fund and Madison Strategic Sector Premium Fund; Grand Mountain Bank, FSB

Interested Trustees*

Frank E. Burgess 550 Science Drive Madison, WI 53711 Born 1942	Trustee and Vice President	Indefinite Terms since July 1996	Founder, President and Director of Madison Investment Advisors, Inc.	All 11 Mosaic Funds	Trustee of the Madison Claymore Covered Call Fund and Madison Strategic Sector Premium Fund; Capitol Bank, FSB
Katherine L. Frank 550 Science Drive Madison, WI 53711 Born 1960	Trustee and President	Indefinite Terms President since July 1996, Trustee since May 2001	Principal and Vice President of Madison Investment Advisors, Inc. and President of Madison Mosaic, LLC	President of all 11 Mosaic Funds, Trustee of all Mosaic Funds except Mosaic Equity Trust	None

Mosaic Government Money Market 11

Management Information (continued)

Officers*

Jay R. Sekelsky 550 Science Drive Madison, WI 53711 Born 1959	Vice President	Indefinite Term since July 1996	Principal and Vice President of Madison Investment Advisors, Inc. and Vice President of Madison Mosaic, LLC	All 11 Mosaic Funds	None
Christopher Berberet 550 Science Drive Madison, WI 53711 Born 1959	Vice President	Indefinite Term since July 1996	Principal and Vice President of Madison Investment Advisors, Inc. and Vice President of Madison Mosaic, LLC	All 11 Mosaic Funds	None
W. Richard Mason 8777 N. Gainey Center Drive, #220 Scottsdale, AZ 85258 Born 1960	Secretary, General Counsel and Chief Compliance Officer	Indefinite Terms since November 1992	Principal of Mosaic Funds Distributor, LLC; General Counsel for Madison Investment Advisors, Madison Scottsdale, LC and Madison Mosaic, LLC	All 11 Mosaic Funds	None
Greg Hoppe 550 Science Drive Madison, WI 53711 Born 1969	Chief Financial Officer	Indefinite Term since August 1999	Vice President of Madison Mosaic, LLC.	All 11 Mosaic Funds	None

*All interested Trustees and Officers of the Trust are employees and/or owners of Madison Investment Advisors, Inc. Since Madison Investment Advisors, Inc. serves as the investment advisor to the Trust, each of these individuals is considered an "interested person" of the Trust as the term is defined in the Investment Company Act of 1940.

The Statement of Additional Information contains more information about the Trustees and is available upon request. To request a free copy, call Mosaic Funds at 1-800-368-3195.

Forward-Looking Statement Disclosure. One of our most important responsibilities as mutual fund managers is to communicate with shareholders in an open and direct manner. Some of our comments in our letters to shareholders are based on current management expectations and are considered "forward-looking statements." Actual future results, however, may prove to be different from our expectations. You can identify forward-looking statements by words such as "estimate," "may," "will," "expect," "believe," "plan" and other similar terms. We cannot promise future returns. Our opinions are a reflection of our best judgment at the time this report is compiled, and we disclaim any obligation to update or alter forward-looking statements as a result of new information, future events, or otherwise.

Proxy Voting Information. The Fund only invests in non-voting securities. Nevertheless, the Fund adopted policies that provide guidance and set forth parameters for the voting of proxies relating to securities held in the Fund's portfolio. These policies are available to you upon request and free of charge by writing to

12 Annual Report • September 30, 2006

Management Information (concluded)

Mosaic Funds, 550 Science Drive, Madison, WI 53711 or by calling toll-free at 1-800-368-3195. The Fund's proxy voting policies may also be obtained by visiting the Securities and Exchange Commission web site at www.sec.gov. The Fund will respond to shareholder requests for copies of our policies within two business days of request by first-class mail or other means designed to ensure prompt delivery.

N-Q Disclosure. The Fund files its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (the "Commission") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the Commission's website. The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC. Information about the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. Form N-Q and other information about the Fund are available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov. Copies of this information may also be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, DC 20549-0102. Finally, you may call Mosaic at 800-368-3195 if you would like a copy of Form N-Q and we will mail one to you at no charge.

Mosaic Government Money Market 13

The Madison Mosaic Family of Mutual Funds

Madison Mosaic Equity Trust
Investors Fund
Balanced Fund
Mid-Cap Fund
Foresight Fund
Madison Institutional Equity Option Fund

Madison Mosaic Income Trust
Government Fund
Intermediate Income Fund
Institutional Bond Fund

Madison Mosaic Tax-Free Trust
Virginia Tax-Free Fund
Tax-Free National Fund

Madison Mosaic Government Money Market

For more complete information on any Madison Mosaic fund, including charges and expenses, request a prospectus by calling 1-800-368-3195. Read it carefully before you invest or send money. This document does not constitute an offering by the distributor in any jurisdiction in which such offering may not be lawfully made. Madison Mosaic Funds were known as Mosaic Funds prior to November 1, 2006. Mosaic Funds Distributor, LLC.

TRANSER AGENT
Madison Mosaic Funds
c/o US Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701

TELEPHONE NUMBERS
Shareholder Service
Toll-free nationwide: 888-670-3600

Mosaic Tiles (24 hour automated information)
Toll-free nationwide: 800-336-3600

550 Science Drive
Madison, Wisconsin 53711

(Madison Mosaic logo)

Madsion Mosaic Funds
www.mosaicfunds.com

SEC File Number 811-3486

Item 2. Code of Ethics.

(a) The Trust has adopted a code of ethics that applies to the Trust’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions, regardless of whether these individuals are employed by the Trust or a third party. The code was first adopted during the fiscal year ended September 30, 2003.

(c) The code has not been amended since it was initially adopted.

(d) The Trust granted no waivers from the code during the period covered by this report.

(f) Any person may obtain a complete copy of the code without charge by calling Madison Mosaic Funds at 800-368-3195 and requesting a copy of the Madison Mosaic Funds Sarbanes Oxley Code of Ethics.

Item 3. Audit Committee Financial Expert.

In July 2006, James Imhoff, Jr., an “independent” Trustee and a member of the Trust’s audit committee, was elected to serve as the Trust’s audit committee financial expert among the three Mosaic independent Trustees who so qualify to serve in that capacity.  He succeeded Mr. Lorence Wheeler who served in that capacity from October 2005 through July 2006.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees.  Note that fees are accrued pursuant to the Services Agreement, but are paid directly to the accountants.  Total audit fees paid (or to be paid) to the registrant's principal accountant for the fiscal years ended September 30, 2005 and 2006, respectively, out of the Services Agreement fees collected from all Madison Mosaic Funds were $73,500 (not including typical expenses in connection with the audit such as postage, photocopying, etc.) and $82,000, (including out of pocket expenses).  Of these amounts, approximately $4,000 and $5,000, respectively, was or will be attributable to the registrant and the remainder was or will be attributable to audit services provided to other Madison Mosaic Funds registrants.

(b) Audit-Related Fees.  Not applicable.

(c) Tax-Fees.  Not applicable.

(d) All Other Fees. Not applicable.

(e) (1) Before any accountant is engaged by the registrant to render audit or non-audit services, the engagement must be approved by the audit committee as contemplated by paragraph (c)(7)(i)(A) of Rule 2-01of Regulation S-X.

     (2) Not applicable.

(f) Not applicable.

(g) Not applicable.

(h) Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments

Schedule included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

The Trust does not normally hold shareholder meetings.  There have been no changes to the Trust's procedures during the period covered by this report.

Item 11. Controls and Procedures.

(a) The Trust’s principal executive officer and principal financial officer determined that the Trust’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the "Act")) are effective, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 within 90 days of the date of this report. There were no significant changes in the Trust’s internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation. The officers identified no significant deficiencies or material weaknesses.

(b) There were no changes in the Trust's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Trust's internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of ethics referred to in Item 2 (no change from the previously filed Code).

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Act.

(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Act.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Madison Mosaic Government Money Market Trust

By: (signature)

W. Richard Mason, Secretary

Date: November 21, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: (signature)

Katherine L. Frank, Chief Executive Officer

Date: November 21, 2006

By:  (signature)

Greg Hoppe, Chief Financial Officer

Date: November 21, 2006